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                                                                    EXHIBIT 10.5


                                                       AGREEMENT NO.:  119803104






                                A G R E E M E N T

                                     BETWEEN

JBA INTERNATIONAL, INC.                AND        THE SIRENA APPAREL GROUP, INC.
(hereinafter called "JBA")                        (hereinafter called
                                                  the "Customer")

Address:                                          Address:
Centerpointe Building                             10333 Vacco Street
161 Gaither Drive, Suite 200                      South El Monte, CA  91733
Mount Laurel, NJ  08054




The parties accept and agree to the terms and conditions and the contents of the following Schedule(s) and Exhibit(s) ("Agreement"):

               D-1    D-2    E




JBA                                    THE CUSTOMER

Signed for and on behalf of JBA by:    Signed for and on behalf of the
                                       Customer by:

Name     Michael J. Cornell            Name Maurice B. Newman
    -------------------------------        -------------------------------------
Title  President                       Title  Chairman
     ------------------------------         ------------------------------------
Signature /s/ MICHAEL J. CORNELL       Signature /s/ MAURICE B. NEWMAN
         --------------------------             --------------------------------
Date 3/31/98                           Date   3/31/98
    -------------------------------        -------------------------------------

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                        JBA GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------

MUTUAL UNDERTAKINGS

1)  CONTENT AND EFFECT

    a) This Agreement, including all Schedules, Exhibits and any Addendum executed by the parties hereto, constitutes the entire and complete agreement between the parties, and supersedes all prior or contemporaneous agreements, representations, statements or undertakings between the parties, whether written or oral. All terms and conditions of any purchase order or other ordering document of the Customer shall be superseded by the terms and conditions of this Agreement. The Customer may license additional Software Product(s) hereunder upon completion of the appropriate schedule(s) (referencing the number of this Agreement). No such schedule(s) shall be effective until dually executed by the Customer and an authorized signatory of JBA. b) Unless otherwise specified in the particular terms and conditions or in any Schedule, Exhibit or Addendum of or to this Agreement: i) the JBA General Terms and Conditions shall apply to all software programs, computer hardware, equipment and services supplied by JBA under this Agreement; ii) the JBA Software Product(s) Terms and Conditions shall apply to all Software Product(s) which are licensed by JBA under this Agreement and are specified in Schedule D and Schedule E; iii) the JBA Services Terms and Conditions shall apply to all software services which are described in a Service Estimate Form and are supplied by JBA under this Agreement; iv) the Oracle Programs Terms and Conditions as set out in Schedule F shall apply to all Oracle Programs licensed or sublicensed under this Agreement. c) In the event of any conflict between the terms of any Schedule or Exhibit of or Addendum to this Agreement and the JBA General Terms and Conditions, the JBA Software Product(s) Terms and Conditions or the JBA Services Terms and Conditions, the terms of such Schedule, Exhibit or Addendum shall control.

2)  PRICES

    All prices specified in this Agreement are net and exclusive of taxes, which shall be the Customer's responsibility (other than taxes based on JBA's net income).

3)  NON-ASSIGNMENT

    The Customer shall not assign, delegate or otherwise transfer this Agreement or any part of it (by operation of law or otherwise), without the prior written consent of JBA.

4)  NOTICES

    Any notice, document or request required to be given or served shall be given or served by sending it pre-paid first class mail or by facsimile to the address of JBA or the address of the Customer as set out above. If sent by first class mail, service shall be deemed to have occurred forty eight
    (48) hours after the mailing of such notice, and if sent by facsimile, upon receipt of appropriate confirmation of transmission. Either party may give written notice to the other of a change of address and after notice of such change has been served and received, any notice, document or request given or served thereafter shall be given to or served upon such party at such changed address.

5)  CLAUSE HEADINGS

    Clause headings are inserted for ease of reference only, and do not form part of this Agreement for the purpose of interpretation.

6)  APPLICABLE LAW

    This Agreement and all the terms, provisions and conditions of this Agreement, and all questions of construction, validity and performance under this Agreement, shall be governed by the laws of New Jersey without regard to New Jersey conflicts of laws principles.

7)  CONFIDENTIALITY

    Each of JBA and the Customer hereby undertakes to the other to keep confidential all information not in the public domain relating to the business or product(s) of the other party, and shall not, without the other's written consent, disclose any such information to any other person. JBA shall be entitled to disclose to its employees, agents and subcontractors, who have a need to know, confidential information relating to the Customer, provided that JBA shall have made such persons aware that such information is confidential and such persons have agreed to keep such information confidential. The terms of this Clause 7 shall survive the termination of this Agreement.


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8)  LIMITATION OF LIABILITY

    JBA SHALL NOT, IN ANY CIRCUMSTANCES, BE LIABLE WHETHER IN CONTRACT, TORT OR OTHERWISE, FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL LOSS OR DAMAGE HOWSOEVER ARISING AND OF WHATSOEVER NATURE SUFFERED OR INCURRED BY THE CUSTOMER, INCLUDING (WITHOUT LIMITATION) LOSS OF PROFITS, LOSS OF CONTRACTS, LOSS OF DATA, LOSS OF OPERATION TIME OR LOSS OF THE USE OF ANY EQUIPMENT OR PROCESS SUFFERED DIRECTLY OR INDIRECTLY BY THE CUSTOMER AND LOSS OF ANTICIPATED SAVINGS, WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH LOSS; OR UPON A DETERMINATION THAT ANY REMEDY HEREUNDER FAILS ITS ESSENTIAL PURPOSE.

    The liability of JBA to the Customer for any direct loss or damage whether in contract, tort or otherwise, arising out of or in connection with JBA's performance or JBA's total or partial failure to perform in accordance with this Agreement shall be limited to and shall not in any circumstances exceed a sum equal to (i) the amount of license fees paid to JBA by the Customer under this Agreement, if with respect to the Software Products or (ii) the amount of services fees paid, if with respect to the services.

9)  VALIDITY

    This Agreement shall come into force upon the date countersigned by an authorized signatory of JBA.

10) FORCE MAJEURE

    Neither party shall be liable to the other for failure or delay in the performance of a required obligation (other than the payment of amounts due hereunder) if such failure or delay is caused by strike, riot, fire, flood, natural disaster or other similar cause beyond such party's reasonable control.

11) WAIVER

    The waiver by JBA of a breach or default of any of the provisions of this Agreement by the Customer shall not be construed as a waiver of any succeeding breach of the same or other provisions, nor shall, any delay or omission on the part of JBA to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the Customer.

12) SEVERANCE

    If any provision of this Agreement shall be found by any court or administrative body of competent jurisdiction to be invalid or unenforceable, the invalidity or unenforceability of such provision shall not affect the other provisions of this Agreement, and all provisions not affected by such invalidity or unenforceability shall remain in full force and effect. The parties agree to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic, legal and commercial objectives of the invalid or unenforceable provision.

JBA UNDERTAKINGS

13) STAFF ALLOCATION

    JBA reserves the right to determine the allocation of JBA personnel in furnishing services under this Agreement.

14) PERSONNEL MOVEMENTS

    JBA agrees that, for a period of six (6) months from the date the Customer's employee(s) have left the employment of the Customer, JBA will not approach or solicit the personnel of the Customer with a view to offering them employment, without the prior written consent of the Customer, which will not be unreasonably delayed or withheld.

15) INTELLECTUAL PROPERTY INDEMNITY

    a) JBA will defend at its cost any claims brought against the Customer that any Software Product(s) supplied by JBA to the Customer pursuant to this Agreement infringe any patent, trademark, copyright or other intellectual property rights of third parties. JBA will pay those costs and damages finally awarded against the Customer or settled by negotiations on any action based on any such claim provided that: i) the Customer promptly notifies JBA in writing of any such claim; ii) JBA has sole control of the defense of any such claim and all related settlement negotiations and iii) the Customer provides JBA with the assistance, information and authority necessary to perform JBA's obligations under this Clause 15. b) JBA shall have no liability for any claim of infringement based on: i) use of a superseded or altered release of the Software Product, if such infringement would have been avoided by the



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    use of at current unaltered release of the Software Product that JBA provides to the Customer, or ii) the combination, operation or use of any Software Product supplied under this Agreement with software, hardware or other materials not supplied by JBA under this Agreement, if such infringement would have been avoided by the use of the Software Product without such software, hardware or other materials. c) If a judgment against JBA for any such claim has occurred, or in JBA's opinion is likely to occur, the Customer agrees to permit JBA, at its expense, either: i) to procure for the Customer the right to continue using the Software Product(s); or ii) to modify the same so that they become non-infringing; or iii) to replace the same by non-infringing material so that the material as modified or replaced performs the same functions as the infringing material; or iv) to terminate the license for the infringing Software Product(s) and refund the license fees paid for those Software Product(s) prorated over a five (5) year term from the date of this Agreement. This Clause 15 states JBA's entire liability and the Customer's exclusive remedy for infringement.

CUSTOMER UNDERTAKINGS

16) PERSONNEL MOVEMENTS

    The Customer agrees that, for a period of six (6)months from the date JBA's employees have left the employment of JBA, the Customer will not approach or solicit the personnel of JBA with a view to offering them employment without the prior written consent of JBA, which will not be unreasonably delayed or withheld.

17) ACKNOWLEDGMENT

    The Customer grants to JBA the right to use the Customer's name as a customer of JBA. However, before JBA uses the Customer's name in publicity, advertising, releases and other materials prepared by or on behalf of JBA, prior written approval by the Customer of the wording to be used must be obtained, such approval not to be unreasonably delayed or withheld.

18) THIRD PARTY SUPPLIED SOFTWARE

    The Customer warrants: 1) that is has the necessary permission to enable any programs owned by third parties, which JBA is not obliged to supply under the terms of this Agreement and necessary for JBA to fulfill its obligations to the Customer, to be copied and modified and run on the specified equipment during the use of the Software Products(s) without infringing third party copyright or any other rights; and ii) that the disclosure to or use of such third party programs by JBA will not involve or result in any breach of confidence or contract. b) The Customer will indemnify and hold JBA harmless against any such claim and the costs of defending such a claim arising out of the breach by the Customer of the warranty set out in this Clause 18.

19) COMPUTER CONTROLS

    Unless otherwise expressly agreed in writing by JBA as a specific responsibility of JBA under this Agreement, the Customer will be responsible for: a) providing adequate and appropriate machine configuration and system software product(s); b) providing adequate and appropriate installation and audit controls; c) implementing sufficient procedures and checkpoints to satisfy the Customer's requirements in relation to security and accuracy of input and output data, including restart and recovery in the event of a computer malfunction; and d) providing suitably qualified user personnel to run the computer, and backing up all data.

20) PAYMENT

    The Customer agrees to pay all invoices submitted by JBA, without setoff or retention, within the period specified on the invoice. JBA reserves the right to charge interest an any overdue balance at three percent (3%) per annum over the prime lending rate as established in The Wall Street Journal from time to time, or the maximum amount permitted by law. The Customer acknowledges that payments made pursuant to this Agreement are not refundable deposits.

21) EXPENSES

    The Customer agrees to reimburse JBA for reasonable incidental expenses incurred, at the rates shown in Schedule C, as a result of work performed under this Agreement, excepting any work performed under warranty under Clause 6 of the JBA Software Product(s) Terms and Conditions.

22) NON-JBA ERRORS

    If operational problems or errors are attributable to the malfunctions of the specified computer(s) or the malfunction of software other than any Software Product(s) supplied under this Agreement, then all work performed by JBA investigating and/or correcting such problems or errors shall be paid by the Customer at JBA's

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    then current rates. If JBA is requested to correct or corrects any defect, error or malfunction in any Software Product(s) supplied under this Agreement caused by any alteration or modification to such Software Product(s) other than by JBA, or as a result of the Customer's breach of any term of this Agreement, all work performed by JBA in investigating and/or correcting such defect, error or malfunction shall be paid by the Customer at JBA's then current rates, unless the Customer can show that such defect, error or malfunction has been introduced by JBA or, as the case may be, has not been caused by any breach by the Customer of any term of this Agreement. The Customer acknowledges that JBA shall have no liability or obligations under this Agreement for any breach of warranty or any losses, damages, costs or expenses to the extent that the breach of warranty or the losses, damages costs or expenses are caused by the Customer's breach of any term of this Agreement or by any default, omission or negligence on the part of the Customer.



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                             JBA SOFTWARE PRODUCT(S)
                              TERMS AND CONDITIONS
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DEFINITIONS

    "JBA Software Product(s)" means the software product(s) itemized in Schedule D, as modified, added to or replaced by JBA under the terms of this Agreement.

    "Third Party Application Software Product(s)" means the software product(s) itemized in Schedule E, as modified, added to or replaced by JBA under the terms of this Agreement. "Software Product(s)" means the JBA Software Product(s) and the Third Party Application Software Product(s).

    "Seat" means the terminal, workstation or input device being used to access the Software Product(s) on the computer(s) whose serial number(s) is specified in Schedule D and E.

    "User" means any employee of the Customer accessing the Software Product(s) on the computer(s) whose serial number(s) is specified in Schedules D and E from a single processor keyboard terminal or peripheral device or from a terminal workstation or input device.

JBA UNDERTAKINGS

2)  GRANT OF LICENSE

    JBA grants to the Customer a non-exclusive, non-transferable license in perpetuity, but subject to the terms hereof, to use the Software Product(s) and associated documentation for the Customer's own internal data processing operations and business use and not in a service bureau environment. The Software Product(s) are licensed for use only on the computer(s) whose serial number(s) is specified in Schedules D and E, provided always, that if there is a limit to the number of Users or Seats specified in Schedule D or Schedule E or there is any other restriction specified in Schedule D or Schedule E in respect of any Software Product or the use of any Software Product or its associated documentation the license to use that Software Product or its associated documentation she be restricted accordingly. The license granted does not include any right to grant sublicenses. If any of the computer(s) whole serial number(s) is specified in Schedule D or Schedule E becomes temporarily inoperable, than the Customer may transfer the Software Product(s) an a temporary basis to another computer approved by JBA, provided that the Customer promptly notifies JBA of such temporary use and uses all reasonable efforts to repair or replace promptly at its own expense the computer(s) specified in the Schedule D or Schedule E. JBA shall not be liable for any loss, damage or expense suffered by the Customer in the event that the Customer transfers the Software Product(s) on a temporary basis to another computer as permitted under the terms of this Clause 2. The Customer agrees not to cause or permit the reverse engineering, disassembly, decompilation, translation or adaptation of the Software Product(s).

3)  DELIVERABLES

    JBA shall provide the following items as integral parts of the license granted in respect of the Software Product(s); a) one copy of the Software Product(s) in machine readable form; and b) one copy of the documentation associated with the Software Product(s) where applicable.

4)  SPECIFICATION

    The "specification" of the Software Product(s) shall be defined as the functions detailed in the Software Product(s) user manual.

5)  ERRORS

    "Errors" shall be defined solely as deviations from, the Software Product(s) specification as defined in Clause 4 above.

6)  WARRANTY SERVICES

    a) For an initial period of ninety (90) days from the date of delivery JBA warrants that the Software Product(s) will perform in accordance with the specification. During such ninety (90) day period, JBA will provide the support described below for the Software Product(s) free of charge under warranty. An additional thirty one (31) days warranty from the Customer's year end will be provided for any JBA Software Product exclusively used in year end procedures. i) Correction of Errors. JBA will start as soon as is reasonably practicable given the nature or effect of the Error and continue remedial work on Errors which seriously affect operation of the Software Product(s).

ii) Fix Refreshes. JBA will provide magnetic



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    media containing fix refreshes to the Software Product(s) plus instructions on how to apply the fix refreshes to the Software Product(s). Work performed by JBA at the request of the Customer to apply fix refreshes to the Software Product(s) is an additional chargeable service. iii) Documentation. JBA will provide updates to documentation that JBA deems necessary for use of the Software Product(s). b) JBA's sole obligation under this warranty shall be to correct the errors in Software Product(s) so that the Software Product(s) will perform in accordance with the specification. This warranty is limited to those services set forth above and is in lieu of any and all other warranties or conditions, express or implied. JBA has authorized no other warranty with respect to the Software Product(s) and the Customer has not relied on any other warranty in its decision to execute this Agreement. The sole remedies of the Customer for any breach of true limited warranty an set forth herein. c) Notwithstanding the warranties contained herein, JBA shall have no liability to remedy a breach of warranty to the extent such breach arises as a result of:

    - the improper use, operation or neglect of either the Software Product(s), the documentation or the specified computer or other central processing unit.

    - the modification of the Software Product(s) or their merger (in whole or in part) by any person other than JBA with any other software product(s).

    - the use or attempted use of the Software Product(s) on equipment other then the specified computer(s) whose serial number(s) is specified in Schedule D or Schedule E

    - the Customer's failure to implement recommendations in respect of or solutions to faults identified by JBA.

    -   the Customer's breach of any of its obligations under this Agreement.

    d) JBA does not warrant merchantability or the fitness for purpose or suitability of the operation of the Software Product(s), or that the Software Product(s) or the associated documentation will meet the Customer's requirements, or that the Software Product(s) will operate in circumstances which the Customer may select for use, or that the operation of the Software Product(s) will be uninterrupted or error free.

7)  SUPPORT AND NEWS RELEASE SERVICES

    Where indicated within Schedule D and/or Schedule F, the following services are available to the Customer:

    a) Standard Software Product Support (SSPS) - JBA will provide those services detailed in Clause 6 of the JBA Software Product(s) Terms and Conditions after the expiry of the warranty period set out in that clause, together with all new releases of the Software Product(s) licensed to the Customer pursuant to this Agreement. Such new releases will be made available to the Customer when JBA formally announces their release. This service is available on a twelve



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    (12) month basis and will automatically renew on each anniversary of its inception, unless the Customer has given at least ninety (90) days prior written notice to terminate on any anniversary.

    b) Extended Software Product Support (ESPS) - JBA will provide these services detailed in Clause 7a) an a five (5) year basis from the date of delivery of the Software Product(s) as set forth in Schedule D, and will automatically terminate on the expiry of the said Five (5) year period.

    c) Technology Investment Support (TIS) - JBA will provide the Customer with the option of receiving a version of the Software Product(s) as set forth in Schedule D which will operate on a Unix hardware platform (where the Software Product(s) specified in Schedule D as licensed on an AS/400 hardware platform), or a version of the Software Product(s) specified in Schedule D which will operate on an AS/400 hardware platform (where the Software Product(s) specified in Schedule D are licensed on a Unix hardware Platform), in either case if and when the particular version becomes available for general customer use, subject to the Customer entering into JBA's then current agreement. TIS is only available if the Customer has agreed to purchase ESPS.

    d) The Customer may elect to retain use of a prior version of a particular Software Product. The Customer accepts that JBA shall only continue to provide, and shall only be obliged under the terms of this Clause 7 to provide, the services in the Clause 7 in respect of the prior version of any Software Product for a period of up to twelve (12) months from the date of the general version of the current release of the Software Product.

8)  SERVICES CHARGES

    a)  i)   The charge for the SSPS is as set forth in Schedule D and/or
             Schedule F hereof. The charge is payable annually in advance against invoice plus all applicable taxes.

        ii) The charge for ESPS is as set forth in Schedule D. The charge is payable in advance against invoice, plus all applicable taxes.

        iii) The charge for TIS is as set forth in Schedule D. TIS is only available as part of the five year ESPS and is not



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             available under any annual maintenance charge.  All applicable taxes will apply.

    b) In the event the Customer, during the term of service pursuant to Clause 7 above, migrates to a processor model with a higher minimum number of Users or increases the maximum number of Users or Seats, an additional service charge will be payable forthwith by the Customer in accordance with JBA's then current price list. The additional charge will be the difference between the relevant service charge in respect of the original number of Users or Seats and the annual service charge calculated by reference to JBA's then current price list on the day of migration to the new processor model or, as the case may be, on the day of the increase of the additional number of Users or Seats reduced pro-rata to the amount of the service period then expired.

    c) JBA shall have the right, by giving not less than thirty (30) days written notice, to change any percentage payment set forth in Schedule D and/or Schedule E by up to 1% (one percent) in any given twelve (12) month period. d) Without prejudice to any other right or remedy available to JBA, JBA shall have the right to suspend the provision of any services under this Agreement if the Customer fails to make any payment due to JBA under this Agreement.

9)  SOURCE CODE ESCROW

    JBA has deposited the source code for certain Software Product(s) set forth in Schedule D herein with an escrow agent. A copy of the agreement between JBA and its escrow agent will, upon written request from the Customer, be made available. The Customer may obtain the benefits under the escrow arrangements, in accordance with the terms of the escrow agreement, provided the Customer is under contract to receive SSPS or ESPS and has paid all sums due in respect thereof.

10) CANCELLATION OF LICENSE

    If the Customer fails to pay any sum due under the Agreement within thirty
    (30) days of the due date, or if the Customer commits a material breach of any term of this Agreement and (in case of a breach capable of remedy) has not remedied the same within thirty (30) days of JBA's request, or if the Customer permanently discontinues the use of the Software Product(s), or if the Customer ceases to exist or becomes insolvent, bankrupt, or is deemed to be unable to pay its debts as they fall due, or has a receiver appointed over any part of its assets, then in addition to and without detracting from any other remedy which JBA may have, JBA may forthwith give notice of cancellation of the license relating to the Software Product(s) and associated documentation, whereupon the Customer's right to use the Software Product(s) and associated documentation shall cease. In such event, the Customer shall deliver the Software Product(s) and associated documentation to JBA and shall in addition take all such steps as may be necessary to destroy copies of the Software Product(s) and any record of the same contained in any data retrieval system under the control of the Customer. An officer of the Customer shall warrant in writing to JBA that the provisions of this Clause 10 have been satisfied.

11) UPGRADES

    a) The Customer acknowledges that the Software Product(s) license fees specified in Schedule D and Schedule E have been calculated on a User or Seat based pricing formula and calculated by reference to an agreed maximum, number of concurrent Users or Seats and/or by reference to specifying the computer model/serial number set out in Schedule D and/or Schedule E. In the event that Schedule D and/or Schedule E specifies a maximum number of Users or Seats and the Customer increases the maximum number of Users or Seats or if the Customer wishes to upgrade or upgrades its computer model to a model with an increased minimum number of Users which would result or results in an increase in the number of Users required by the Customer, a corresponding increase in the Software Product(s) license fees shall be made and becomes due with immediate effect in accordance with JBA's then current price list.

    b) If the Customer wishes to upgrade or upgrades any specified computer to a computer model which involves an increase in the minimum number of Users or Seats than is specified in Schedule D and/or Schedule E for use with the existing specified computer, then JBA shall be entitled to increase the Software Product(s) license fees with immediate effect in accordance with JBA's then current price list.

    c) The Customer acknowledges that the Software Product license fee(s) shown in Schedule D and



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    in Schedule E are for the specific processor model(s) shown. Upgrade to a processor model(s) with increased relative performance will result in additional license fee equal to the difference in the Software Product(s) license fee(s) for the original processor model(s) and the upgraded processor model(s) indicated in the then current JBA price list. The additional license fee shall become due and payable on the day of upgrade to the processor(s) with increased relative performance.

12) SOURCE CODE PROVISION

    If Schedule D states that the Customer has acquired the right from JBA to use the source code of the specified JBA Software Product(s) licensed under Schedule D of this Agreement, all rights to use are granted subject to the following additional conditions:

    - JBA retains all rights to the modifications made by the Customer to the JBA Software Product(s).

    - Source code will be stored in a secure area controlled by the Customer.

    - Source code will be made available only to the Customer's employees on a need to know basis.

CUSTOMER UNDERTAKINGS

13) TRAINING

    The Customer agrees to release personnel for training courses as reasonably required by JBA to ensure the success of the installation and operation of the Software Product(s). The courses may be held at the premises of the Customer, a third party, or JBA as appropriate. The charge for these courses shall be as set forth in the then current edition of the JBA or the third party education price list.

14) CONFIDENTIALITY

    a) The Customer Agrees that during and after the term of this Agreement it shall not copy or otherwise provide or make available for use or copying the Software Product(s) or any portion thereof to any persons other than employees of the Customer specifically engaged in the use of the Software Product(s). No copies of the Software Product(s) or its associated documentation beyond those necessary for security purposes shall be made without the express written permission of JBA. The Customer acknowledges that the Software Product(s) are the confidential information and trade secrets of JBA or its licensor. All archival or back-up copies of the Software Product(s) are subject to the terms of this Agreement.

    b) The Customer shall take such reasonable steps as may be necessary to ensure that its employees and any persons permitted by this Agreement to have access to the Software Product(s) and/or associated documentation shall preserve it's secrecy and confidentiality.

    c) The Customer agrees that if a copy of the Software Product(s) is found to be on an unlicensed computer without the Permission of JBA by reason of the action of a Customer's employee or person having access to the Software Product(s), then the Customer agrees, in addition to and without detracting from any other remedy which JBA my have, to take all reasonable steps:

    i) to notify JBA immediately of the circumstances of the unauthorized use of the Software Product(s);

    ii)   to attempt to destroy that copy of the Software Product(s);

    iii)  to persuade the unlicensed user to obtain a license from JBA; and

    iv) to take other actions as may be necessary or desirable to stop the unauthorized use of the Software Product(s).

    d) The Customer shall indemnify and hold JBA harmless against any loss or damage which JBA may suffer or incur as a result of or in connection with the Customer failing to comply with any of the provisions of this Clause 14.
    e) The foregoing obligations of confidentiality shall remain in full force and effect, notwithstanding the termination of this Agreement for any reason whatsoever.

15) ACKNOWLEDGMENT OF OWNERSHIP

    The Customer hereby acknowledges it has no rights to the Software Product(s), except that of usage and that JBA or such other person as JBA designates retains sole ownership of the Software Product(s), including any modifications or extensions provided for the Customer by JBA. The Customer agrees to reproduce and include a statement of the ownership and proprietary rights of JBA (or of such other person, firm or company as may be designated by JBA) on any copies in whole or in part in any form, including partial copies and modifications of the Software Product(s) made in accordance with this Agreement. The Customer further agrees not to remove from any of the Software Product(s) any statements



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
    appearing therein concerning copyright and proprietary rights.



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
                        JBA SERVICES TERMS AND CONDITIONS
--------------------------------------------------------------------------------


1)  SCOPE

    JBA agrees to supply the Customer with services as described here in as and when required by the Customer. The nature and cost of these services will be as agreed between the Customer and JBA and documented in a Service Estimate Form.

2)  DELIVERABLE

    JBA shall provide, when available, as integral parts of this Agreement:

    - One copy of the functional specifications for the services task to be provided,

    - One copy of any software and control procedures written by JBA for the Customer in both machine readable and source forms; and

    - Software test results as far as is reasonably possible using JBA's provided data on either JBA's or, by agreement, the Customer's computer.

3)  FUNCTIONAL SPECIFICATIONS

    The functional specifications for any specific services tasks shall constitute the complete agreement between the parties with respect to such functional specifications. As used in these JBA Services Terms and Conditions, the term "errors" shall mean deviations from the functional specifications.

4)  ACCEPTANCE

    a) Promptly after installation of the software, the Customer shall supply test data which, in the reasonable opinion of the Customer is suitable to test whether the software is in accordance with the functional specifications. The Customer shall test the software on the equipment as agreed with JBA, or subject to the receipt of such data, JBA shall test the software in the presence of the Customer or its authorized representative on a JBA computer. Acceptance testing shall be done within seven (7) days after receipt of the test data, at a time mutually convenient to both parties.

    b) The software shall be deemed accepted when it has processed the test data in accordance with the functional specifications. The Customer shall sign an acceptance certificate acknowledging such acceptance.

    c) If the Customer fails to supply any test data as aforesaid or shall fail to make itself available to attend acceptance tests or shall fail to test the data itself within the said period of seven (7) days, then the Customer shall be deemed to have accepted the software.

5)  WARRANTY

    JBA warrants that the software will operate in accordance with its functional specifications. If it does not, JBA will correct errors in the software for a period of ninety (90) days after acceptance. Any programs which are used exclusively at year end will be corrected by JBA for a period of thirty one (31) days after the Customer's year end. The foregoing sets forth JBA's sole obligation and the Customer's exclusive remedy for breach of the warranty set forth above.

6)  SOFTWARE SERVICES SUPPORT

    Subject to payment of the Software Services Support charge set forth below, JBA will provide on-going software support services upon expiration of the ninety (90) day limited warranty period. Software Services Support is offered for a period of twelve (12) months, renewable automatically on each anniversary date, unless the Customer terminates on-going Software Support Services with at least thirty (30) days notice prior to such anniversary date.

    Software Services Support consists of the following:

    a) JBA will promptly correct any errors which seriously effect operation of the software.

    b) JBA will visit the site where deemed necessary by JBA and the Customer.

7)  SOFTWARE SERVICES SUPPORT CHARGE

    a) The Software Services Support charge is the percentage set forth in the relevant Service Estimate Form applied to the cost of the services as invoiced by JBA to the Customer. b) JBA shall have the right on written notice to change the percentage referred to above by up to one percent (1%) on any renewal date.

8)  OWNERSHIP

    The Customer hereby acknowledges that any software, documentation, specifications or other materials which may be created or developed by JBA in Connection with the services hereunder (including any copyright and other intellectual property rights), shall be the exclusive property of JBA. JBA grants to



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
    the Customer with effect from the date of acceptance of the software and its associated documentation a non-exclusive, non-transferable license to use such software and its associated documentation in accordance with the terms of Clause 2 of the JBA Software Produce(s) Terms and Conditions.

9)  SPECIFICATION CHANGES

    Schedule A outlines common examples of service errors and Schedule B outlines common examples of programming work that would be a specification change and as such would be charged separately and additionally by JBA.

10) PROGRESS

    The Customer and IDA shall jointly prepare and agree to an implementation plan for each task performed by JBA. Joint progress meetings shall be held regularly throughout the project to monitor progress against the implementation plan and to set objectives for the next period, to clear any outstanding problems and to review and amend target dates for both JBA's and the Customer's tasks as required by changing circumstances. These meetings will normally be held monthly on mutually convenient dates. The work content of this Agreement may be extended or reduced as agreed jointly, in writing, by JBA and the Customer. Requested changes to the work content shall be with written notice to JBA by the Customer. JBA will respond with a Service Estimate Form that the Customer may reject or countersign.

11) The Customer shall promptly Provide JBA with any cooperation and information that JBA may require from time to time to enable JBA to perform its obligations under this Agreement.

12) The Customer shall permit employees, agents and subcontractors of JBA safe access to the Customer's premises and shall provide adequate free working space, equipment data, support and such other facilities as may be necessary to enable JBA to perform its obligations under this Agreement. The Customer shall also provide to JBA all information services and facilities which are specified in any implementation plan, Service Estimate Form or such other similar document which has been agreed to between the Customer and JBA.

13) The Customer shall indemnify JBA and hold JBA harmless from and against all losses, claims, damages, costs and expenses which JBA may incur as a result of work done in accordance with instructions supplied by the Customer or the use by JBA of any information, data or material supplied by the Customer for the purpose of enabling JBA to perform its obligations under this Agreement which in either case infringes the intellectual property or other rights of any third party.



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
                                   SCHEDULE A
                           EXAMPLES OF SERVICE ERRORS
--------------------------------------------------------------------------------


1)  Incorrect calculation (for example a column not adding up to a total).

2)  Data printed or displayed from the wrong field, or missing.

3)  Spelling mistakes.

4)  Incorrect updating of disk records.

5) Messages such as: 'Invalid record update' 'Duplicate add-to' 'Divide by zero attempted' 'Array index zero' 'Attempted update before input'

6)  Data carried from one program to another incorrectly.

7)  Error message displayed or printed incorrectly.

8)  Fields overlapping on printout of screen display.

9)  Selection/exception reports/displays not selecting properly.

10) Other deviations from the specifications created by JBA and agreed by the Customer.


                                   SCHEDULE B
                        EXAMPLES OF SPECIFICATION CHANGES
--------------------------------------------------------------------------------


1) Data missing or wrong on display/reports because data omitted from the specification in that display/report.

2) Significant changes to the format and positioning of data on printouts and screen displays.

3) Any situation requiring new data to be introduced into the programs that is not in the specification.

4) New requirements for calculations or processing involving hitherto undisclosed or unsuspected sets of circumstances or conditions.

5)  New programs not in the specification.

6) Technical assistance (hand-holding) to help determine operating problems, to help detect data errors or to help customer staff with non-JBA software and non-JBA messages over and above inclusive support detailed in the Schedule.

7)  Additional data (or removal of data) on displays or reports.

8)  New selection/exception features on reports/ displays.

9)  Addition/removal of edit checks.

10) Changes to catalogued procedures.

11) Changes to edit programs involving new validation checks, new output or new updating not in the specification.

12) Any changes requiring new files, not in the specification.


                                   SCHEDULE C
                               INCIDENTAL EXPENSES
--------------------------------------------------------------------------------


ITEM

Special deliveries by courier

Staff traveling
-   Car
-   Air
-   Taxi
-   Rail
-   Hotel expenses for overnight stays
-   International telephone calls

CHARGE

At Cost


JBA Mileage
Economy
At Cost
Second Class
At Cost
At Cost




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
                   ADDENDUM TO AGREEMENT NO. 119803104 BETWEEN
                           SIRENA APPAREL GROUP. INC.
                                       AND
                             JBA INTERNATIONAL, INC.


This addendum shall serve to amend and supplement any terms and/or language contained in Agreement Number 119803104 and its incorporated Schedule(s).

JBA GENERAL TERMS AND CONDITIONS

11) WAIVER

Additionally:

"The waiver by the Customer of a breach or default of any of the provisions of the Agreement by JBA shall not be construed as a waiver of any succeeding breach of the same or other provisions, nor shall any delay or omission on the part of the Customer to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by JBA."

12) SEVERANCE

Line 9 through line 14 delete the sentence "the parties agree
to..............unenforceable provision."

13) STAFF ALLOCATION

Additionally-.

"The Customer shall have the right to request replacement of JBA staff allocated in furnishing services under the Agreement. The Customer agrees to give JBA the opportunity to work out a solution to avoid replacement of JBA Staff. If a workable solution cannot be reached between the parties, the Customer agrees that JBA will require a thirty (30) day transition period and such transition may cause delays in the implementation."

15) INTELLECTUAL PROPERTY INDEMNITY

c)iv) delete "pro-rated over a five (5) year term from the date of this Agreement."

JBA SOFTWARE PRODUCT(S) TERMS AND CONDITIONS

DEFINITIONS

Line 18 after "employee" insert ", temporaries or independent contractors"
Line 18 after "Customer" Insert "(as long as such temporaries or independent contractors sign a confidentiality agreement, are not a competitor of JBA's and are bound by the Terms and Conditions of this Agreement)"

6) WARRANTY SERVICES

c) bullet 4 after "Implement" insert "reasonable"

10) CANCELLATION OF LICENSE Line 29 after "officer" insert" "on behalf"

Additionally: "Notwithstanding the foregoing the license granted hereunder may not be terminated by JBA if the Customer fails to pay any sum due in respect of support and maintenance service that is subject to a bonafide dispute."



                                                        Initials          Date

                                               Customer /s/ MBN          3/31/98
                                                        ------------------------

                                               JBA      /s/ MJC          3/31/98
                                                        ------------------------

                   ADDENDUM TO AGREEMENT NO. 119803104 BETWEEN
                           SIRENA APPAREL GROUP. INC.
                                       AND
                             JBA INTERNATIONAL, INC.

14) CONFIDENTIALITY

Line 10 after "security" insert ", backup, archival or disaster recovery"


JBA SERVICES TERMS AND CONDITIONS

11)

Line 3 after "may" insert "reasonably"

13)

Additionally:

"However, the Customer will indemnify JBA only to the extent that the instructions contributed to the infringement and not to the extent that improper execution (given there are alternative solutions) created the infringement."



                                                        Initials          Date

                                               Customer /s/ MBN          3/31/98
                                                        ------------------------

                                               JBA      /s/ MJC          3/31/98
                                                        ------------------------

THE SIRENA APPAREL GROUP, INC.                         AGREEMENT NO.:  119803104

                                  SCHEDULE D-1

                       JBA USER-BASED SOFTWARE PRODUCT(S)

JBA will provide the following software product(s) for installation on the customer's computer(s) as follows:

   EQUIPMENT           PROCESSOR               MANUFACTURER'S           PROCESSOR
    LOCATION         MANUFACTURER            OPERATING SOFTWARE            TYPE       MODEL NO.     SERIAL NO.
   ---------         ------------            ------------------         ---------     ---------     ----------
South El Monte, CA        IBM                      OS400


SOFTWARE PRODUCT(S)

CODE      VERSION     DESCRIPTION
----      -------     -----------
                      FINANCIAL BASE BUNDLE
SL                        ACCOUNTS RECEIVABLE
GA                        ADVANCED GENERAL LEDGER (Incl. Fin. Mgr.)
FL                        ACCOUNTS PAYABLE
FI                        ADVANCED FINANCIAL INTERGRATOR
CS                        CASH MANAGEMENT
                      STYLE PRODUCTION BASE BUNDLE
PC                        PRODUCTION ORDER CONTROL
MP                        MASTER PRODUCTION SCHEDULING
MR                        MATERIAL REQUIREMENTS PLANNING
PD                        PRODUCT DEFINITION MANAGEMENT
SP                        STYLE PRODUCTION
                      STYLE DISTRIBUTION BASE BUNDLE
IN                        INVENTORY MANAGEMENT
SA                        SALES ANALYSIS
CR                        CUSTOMER RETURNS
FC                        FORECASTING
PM                        PURCHASE MANAGEMENT
DR                        DISTRIBUTION REQUIREMENTS PLANNING
RQ                        PURCHASE REQUISITION
OE                        SALES ORDER PROCESSING
ST                        STYLE DISTRIBUTION
WH                    WAREHOUSE MANAGEMENT
SM                    SYSTEM 21 AS/SYSTEM MANAGER
AI                    EDI APPLICATION INTERFACE

                                                                                                         ------------
                                                                       NUMBER OF USERS:                           100
                                                                                                         ------------

                                                                                                         ------------

                                                                       TOTAL USER LICENSE FEES:          $  518,000.00
                                                                                                         =============

PAYMENT OF TERMS:

               25% upon contract execution
               50% upon installation of software product(s), no later than May __, 1998
               10% due no later than July 6, 1998
               15% due no later than October 16, 1998

                                                        Initials        Date
                                                   JBA  /s/ MJC       3/31/98
                                                       ------------------------
                                         Customer  /s/ MBN            3/31/98
                                                  -----------------------------



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
THE SIRENA APPAREL GROUP, INC.                         AGREEMENT NO.:  119803104

                                  SCHEDULE D-2

                       JBA SEAT-BASED SOFTWARE PRODUCE(S)


JBA will provide the following software product(s) for installation on the customer's computer(s) as follows:

   EQUIPMENT           PROCESSOR               MANUFACTURER'S           PROCESSOR
    LOCATION         MANUFACTURER            OPERATING SOFTWARE            TYPE       MODEL NO.     SERIAL NO.
   ---------         ------------            ------------------         ---------     ---------     ----------
South El Monte, CA        IBM                      OS400


SOFTWARE PRODUCT(S)

          CODE        VERSION         DESCRIPTION                    # OF SEATS
          ----        -------         -----------                    ----------
          DG                          SCREEN DESIGNER                   1
          VS                          VISUALISE                         1


FLAT CHARGE SOFTWARE PRODUCT(S):

          CODE        VERSION         DESCRIPTION
          ----        -------         -----------
          V                           JBA OBJECTS/VISION FINANCIALS
          V                           JBA OBJECTS/VISION STYLE
          CSFN                        MENTOR SET-FINANCIALS
          CSSD                        MENTOR SET-STYLE DISTRIBUTION
          CSSP                        MENTOR SET-STYLE PRODUCTION



                                                                                ------------

                                                                                ------------
                                                TOTAL LICENSE FEE:              $  20,000.00
                                                                                ============


PAYMENT TERMS:
          25% upon contract execution
          50% upon installation of software product(s), no later than May __,
          1998
          10% due no later than July 6, 1998
          15% due no later than October 16, 1998



                                                        Initials        Date
                                               JBA /s/ MJC             3/31/98
                                                   -----------------------------
                                               Customer /s/ MBN        3/31/98
                                                       -------------------------

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
THE SIRENA APPAREL GROUP, INC.                         AGREEMENT NO.:  119803104

                                   SCHEDULE E

                             THIRD PARTY PRODUCT(S)


JBA WILL PROVIDE THE FOLLOWING SOFTWARE PRODUCT(S) FOR INSTALLATION ON THE CUSTOMER'S COMPUTER(S) AS FOLLOWS:

   EQUIPMENT           PROCESSOR               MANUFACTURER'S           PROCESSOR    MODEL     SERIAL
    LOCATION         MANUFACTURER            OPERATING SOFTWARE            TYPE       NO.       NO.
South El Monte, CA        IBM                      OS400


SOFTWARE PRODUCT(S)

          CODE        VERSION    DESCRIPTION                              # OF SEATS
          ----        -------    -----------                              ----------
          OP                     JBA OBJECTS-PERSONAL                         10
          OL                     jba objects-enterprise                        2
          OM                     JBA OBJECTS-ADMINISTRATOR                     1
          ONI                    jba objects-nt smarteerver(1)                 1
          VG                     JBA VISION-USER                              20
          VH                     JBA VISION-DEVELOPER                          2
          VNI                    JBA VISION-NT VISION SERVER(1)-INCL. ONI      1


                                                                                       -----------

                                                                                       -----------
                           TOTAL THIRD PARTY LICENSE FEE:                              $ 62,000.00
                                                                                       ===========


PAYMENT TERMS:
          25% upon contract execution
          50% upon installation of software product(s), no later than May __,
          1998
          10% due no later than July 6, 1998
          15% due no later than October 16, 1998



                                                        Initials        Date
                                                  JBA   /s/ MJC       3/31/98
                                                       ------------------------
                                         Customer  /s/ MBN            3/31/98
                                                  -----------------------------



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